Columbia Managed Municipals Fund
                                      (the "Fund")

                           Supplement to Prospectuses dated
                                      November 1, 2003

                      (Replacing Supplement dated March 4, 2004)

Kimberly Campbell, a senior vice president of Columbia Management, is the manager for the Fund and has managed the Fund since May, 2004 and served as portfolio manager from December, 2001 to March, 2004. Ms Campbell was on a leave of absence for the period March, 2004 to April, 2004. Ms. Campbell has been associated with Columbia Management or its predecessors since 1995.






798-36/847R-0504                           May 4, 2004